United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

CADRE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40698	38-3873146
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

13386 International Pkwy	32218
Jacksonville, Florida	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 741-5400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	CDRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Cadre Holdings, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2023 (the “Original Form 8-K”), solely to refurnish the press release attached as Exhibit 99.1 thereto in order to correct a typographical error. The third italicized headline of the press release should read “Expects Full-Year 2023 Net Sales of $472 to $484 Million and Raises 2023 Full-Year Adjusted EBITDA Range to $80 to $84 Million.” No changes to the other documents furnished with the Original Form 8-K have been made.

Item 2.02 Results of Operations and Financial Condition

On August 8, 2023, Cadre Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2023. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Attached to the Original Form 8-K as Exhibit 99.2 and incorporated herein by reference is a presentation regarding the Company’s financial results for the quarter ended June 30, 2023.

The press release and presentation contain the non-GAAP measures earnings before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), adjusted EBITDA and adjusted EBITDA margin. The Company believes that the presentation of these non-GAAP measures provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance, and thereby enhances the user's overall understanding of the Company's current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. The non-GAAP measures are reconciled to comparable GAAP financial measures within the press release and the presentation. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached and incorporated by reference hereto, respectively) shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01. Regulation FD Disclosure

The information set forth under Item 2.02 “Results of Operations and Financial Condition” is incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated August 8, 2023 (furnished only).
99.2

Slide Presentation for Conference Call held on August 8, 2023 (filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2023, and incorporated herein by reference). (furnished only).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2023

CADRE HOLDINGS, INC.

By:	/s/ Blaine Browers
Name:Blaine Browers
Title:Chief Financial Officer